UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 7, 2005


                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                NEVADA                                 0-26321                              98-0204105
    (State or other jurisdiction of                  (Commission                          (IRS Employer
            incorporation)                           File Number)                      Identification No.)



    14 INVERNESS DRIVE EAST, BUILDING H, SUITE 236, ENGLEWOOD, COLORADO 80112
         (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (303) 483-0044

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit
         99.1 to this Form 8-K.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

REGULATION
S-B NUMBER                           DOCUMENT

   99.1           Press Release dated February 7, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GASCO ENERGY, INC.


February 7, 2005                     By: /s/W. KING GRANT
                                        -----------------------------
                                     W. King Grant
                                     Chief Financial Officer






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